UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               Form 8-K/A-1


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 30, 2002


                       Commission File Number 0-30653
                                             --------


                    SECURED DIVERSIFIED INVESTMENT, LTD.
                   -------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


          Nevada                                            87-0375228
--------------------------------                      ---------------------
(State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                     Identification Number)



                        1000 Quail Street, Suite 190
                        ----------------------------
                      Newport Beach, California 92660
                      -------------------------------
                  (Address of principal executive offices)


                               (949) 851-1069
                            --------------------
              (Registrant's Executive Office Telephone Number)



ITEM 8.  CHANGE IN REGISTRANT'S FISCAL YEAR

     On September 30, 2002, the Company amended its bylaws to change its fiscal year end from October 31 to December 31. The Company believes that changing its fiscal year to a calendar year end would bring it more in line with the industry. The Company will have a standard year end and its quarters will be on the standard quarterly ends. In addition, the Company is considering qualifying for REIT tax status, and if the Company pursues REIT tax status, it would be required to have a calendar year end.
Although we have not committed to pursue REIT tax status, in order to keep the REIT option open we desire to have a calendar year end. The Company expects to file its transition report on Form 10-QSB for the three months ended September 30, 2002. Accordingly, the Company will file its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Secured Diversified Investment, Ltd.


Date: October 3, 2002                By: /s/ Clifford L. Strand
                                     ------------------------------
                                     Clifford L. Strand, President